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                                                                    EXHIBIT 23.1

The Board of Directors
Nutrition For Life International, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                         KPMG Peat Marwick LLP

Houston, Texas
June 23, 1998